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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.   20549




                               FORM 8-K



                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 10, 2004




                              Versar Inc.
---------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



       Delaware                 1-9309                54-0852979
    ---------------        ----------------       -------------------
    (State or Other        (Commission File          (IRS Employer
     Jurisdiction)              Number)           Identification No.)



            6850 Versar Center, Springfield, Virginia 22151
            -----------------------------------------------
               (Address of Principal Executive Offices)



                            (703) 750-3000
                            --------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)




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Item 2.02.  Results of Operations and Financial Condition

      In accordance with SEC Release No. 33-8255, the following information is furnished.

     On November 9, 2004, Versar, Inc. announced via press release the Company's results for its first quarter ended October 1, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



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                              SIGNATURES





    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      VERSAR, INC.





    Date:  November 10,               By
                                          /S/ Lawrence W. Sinnott
                                      ____________________________
                                      Lawrence W. Sinnott
                                      Senior Vice President, Chief
                                      Financial Officer and Treasurer
                                      (Principal Financial Officer)



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                          Exhibit 99.1

FOR IMMEDIATE RELEASE:                  TUESDAY, NOVEMBER 9, 2004


   Versar Announces Sixth Consecutive Profitable Quarter with
                Growing Revenue and Profitability



Springfield,  VA, Tuesday, November 9, 2004 VERSAR,  Inc.  (Amex:
VSR) announced today the financial results for the first quarter of fiscal year 2005 ended October 1, 2004. Gross revenue for the first quarter of fiscal year 2005 was $19,114,000, a 40%
increase from gross revenue of $13,605,000 in the same period last year. The increase was attributable to larger construction contracts that the Company is performing. These construction contracts utilize significant subcontractor efforts, resulting in the Purchased Services and Materials increasing by $4,551,000. Net income for the first quarter of fiscal year 2005 was $407,000, an increase of 19% from the same period last fiscal year. Net income per share remains at $.05 per share despite the increase in the number of shares outstanding which occurred late last year.

Dr. Ted Prociv, President and CEO of VERSAR said, "Versar continues to focus on growing our business opportunities with both the federal government and private industry. We are in the process of performing several large projects which I believe will have a positive impact over the next few months. We are committed to not only top line revenue growth but also bottom line net income improvement. Versar has a number of outstanding opportunities which I am confident will result in improvement in revenue and profitability."

Versar, Inc., headquartered in Springfield, VA, is a publicly held professional services firm supporting government and industry in national defense/homeland defense programs, environmental health and safety and infrastructure revitalization. Versar operates a number of web sites, including the corporate Web sites, http://www.versar.com, http://www.homelanddefense.com, and http://www.geomet.com; and a B2B portal for homeland defense products and services, http://www.nbcprotect.com and http://www.dtaps.com.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2004.


Contact:  James Dobbs   (703) 642-6712   Email: jdobbs@versar.com
                                                _________________



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                  VERSAR, INC. AND SUBSIDIARIES
              Consolidated Statements of Operations
      (Unaudited - in thousands, except per share amounts)





                                       October 1,      September 30,
                                         2004              2003
                                     ------------      ------------

GROSS REVENUE                        $    19,114       $    13,605
Purchased services and
 materials, at cost	                   9,927             5,376
                                     ------------      ------------
NET SERVICE REVENUE                        9,187             8,229

Direct costs of services
 and overhead                              7,277             6,452
Selling, general and
 administrative expenses                   1,490             1,380
                                     ------------      ------------

OPERATING INCOME                             420               397

OTHER EXPENSE
Interest expense                              13                54
                                     ------------      ------------

INCOME BEFORE TAX                            407               343

Income tax expense                           ---               ---
                                     ------------      ------------

NET INCOME                           $       407       $       343
                                     ============      ============

NET INCOME PER SHARE -
 BASIC AND DILUTED                   $      0.05       $      0.05
                                     ============      ============

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING - BASIC                7,846             7,260
                                     ============      ============

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - DILUTED             8,312             7,518
                                     ============      ============



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